                                                               EXHIBIT 23.1

            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 18, 1999, included in the Proxy Statement of Photon Dynamics, Inc. that is made part of the Amendment No. 1 to the Registration Statement (Form S-4) and Prospectus of Photon Dynamics for the registration of 1,960,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

San Jose, California

October 25, 1999